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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)     December 5, 2005


                                 IONATRON, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          001-14015                                          77-0262908
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(Commission File Number)                       (IRS Employer Identification No.)


3950 East Columbia, Tucson, Arizona                                      85714
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (520) 628-7415
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

Ionatron, Inc. (the "Registrant") is filing this Form 8-K to correct a typographical error in its registration statement on Form S-3 (No. 333-130012) which was filed on November 30, 2005 and which stated that there were outstanding options to purchase approximately 34 million shares of its common stock, most of which have an average exercise price substantially below the current market price of the Registrant's common stock. As of the date of this Current Report on Form 8-K, the Registrant has outstanding options to purchase approximately 3,400,000 shares of common stock and outstanding warrants to purchase approximately 600,000 shares of common stock, most of which have an exercise price substantially below the current market price of the Registrant's common stock.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       IONATRON, INC.
                       (Registrant)

                       By: /s/ Stephen McCommon
                          ------------------------------------------------------
                          Stephen McCommon
                          Vice President of Finance and Chief Accounting Officer
                         (principal accounting officer)


Date:  December 5, 2005